UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2014

PENN NATIONAL GAMING, INC.

Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

610-373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders.

Penn National Gaming, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 12, 2014, at 10:00 a.m., local time, at the offices of Ballard Spahr LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103.  Of the 78,598,034 shares of the Company’s common stock outstanding as of the close of business on April 11, 2014, the record date for the Annual Meeting, 73,267,973 shares, or approximately 93.2% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Four proposals were submitted to the shareholders at the Annual Meeting and are described in detail in the Company’s Proxy Statement for the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter, as applicable.

Election of Directors.  Each of Peter M. Carlino and Harold Cramer were elected to hold office, subject to the provisions of the Company’s bylaws, until the annual meeting of shareholders of the Company to be held in the year 2017 and until their respective successors are duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Peter M. Carlino	52,544,357	14,491,636	6,231,980
Harold Cramer	49,930,269	17,105,724	6,231,980

The term of office of each of David A. Handler, John M. Jacquemin, Ronald J. Naples and Barbara Shattuck Kohn continued following the meeting.

Amendment to the Company’s 2008 Long Term Incentive Compensation Plan.  Shareholders approved an amendment to the Company’s 2008 Long Term Incentive Compensation Plan to increase the total number of shares available for issuance and to approve such plan for purposes of Section 162(m) of the Internal Revenue Code, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
55,461,026	11,414,139	160,828	6,231,980

Ratification of Independent Registered Public Accountants.  The appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
72,989,225	116,962	161,786	0

Say-on-Pay.  The compensation paid to the Company’s named executive officers was approved on an advisory basis, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
65,882,471	840,810	312,712	6,231,980

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Penn National Gaming, Inc. 2008 Long Term Incentive Compensation Plan, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 13, 2014	PENN NATIONAL GAMING, INC.

	By:	/s/ Robert Ippolito
	Name:	Robert Ippolito
	Title:	Vice President, Secretary and Treasurer

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